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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) January 30, 2001

                        FIRST BANCORP OF INDIANA, INC.
                        ------------------------------
            (Exact name of Registrant as specified in its Charter)

     Indiana                        0-29814                 35-2061832
-----------------                   -------                 ----------
(State or other              (Commission File Number)       (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)



2200 West Franklin Street, Evansville, Indiana        47712
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (812) 423-3196
                                                    --------------





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ITEM 5.  OTHER EVENTS.
         ------------

      On January 30, 2001, First Bancorp of Indiana, Inc. issued a press release in response to Pulaski Financial Corp.'s unsolicited offer to acquire First Bancorp of Indiana made on January 23, 2001 and as disclosed in Pulaski Financial's Schedule 13D filed January 29, 2001.

      The press release is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1 Press Release dated January 30, 2001.


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                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                FIRST BANCORP OF INDIANA, INC.




Date: February 8, 2001             By: /s/ Harold Duncan
                                       --------------------------------
                                   Harold Duncan
                                   Chief Executive Officer